TRANSAMERICA FUNDS
Supplement dated November 26, 2008 to the Transamerica Funds Prospectuses
Transamerica JPMorgan Mid Cap Value
The following sentence is added to the end of the third paragraph in the Class I share prospectus under the section entitled “Principal Strategies and Policies”:
     The fund may invest up to 15% of its net assets in real estate investment trusts (“REITs”).
The following information is added to the Class I share prospectus under the section entitled “Principal Risks”:
• REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.
The following replaces the note at the end of the section entitled “Past Performance” in the Class I share prospectus:
Note: The fund is offered solely to the strategic asset allocation funds and currently is closed to new investors. However, the asset allocation funds may rebalance their investments in the fund.
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Transamerica Balanced
Transamerica Flexible Income
The following supplements, replaces and amends information in the prospectuses under the section entitled “Past Performance”:
Effective January 1, 2009, the secondary benchmark index for Transamerica Balanced and the primary benchmark index for Transamerica Flexible Income will change from the Lehman Brothers U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Index (“BCUSA Index”) (formerly, the Lehman Brothers Aggregate Bond Index) in an effort to better align the funds’ benchmarks to reflect the universe of securities in which the funds invest. The BCUSA Index is a broad-based market index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Average Annual Total Returns as of 12/31/07

	1 Year	5 Years	10 Years
BCUSA Index (reflects no deduction for fees, expenses or taxes)	6.97%	4.42%	5.97%
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The following information supplements and amends certain disclosure throughout the prospectuses:
Effective November 3, 2008, all existing Lehman Brothers indices changed the reference in their names from “Lehman Brothers” to “Barclays Capital”. Accordingly, as applicable, each Lehman Brothers index in the prospectuses will now be a Barclays Capital index.
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Investors Should Retain this Supplement for Future Reference